                                                        Exhibit 10.21
                                                         of Form 10KSB

     SYNTHETECH, INC.                                    PURCHASE
                                                            ORDER
     1290 Industrial Way PO Box 646
     Albany, Oregon 97321
     Ph: 541-967-6575
     FAX: 541-967-9424

The following number must appear on all related
correspondence, shipping papers, and invoices:
P.O. NUMBER:  72459

To:  Olsson Industrial Electric         Ship To:
     P.O. Box 70413                          Synthetech Inc.
     Eugene, Oregon 97401                    1290 Industrial Way
     1919 Laura- Springfield                 Albany, Oregon
     Phone: 541-747-8460
     FAX: 541-747-4846

 P.O. DATE    REQUISITIONER    SHIP VIA   F.O.B. POINT        TERMS
February 20, 1997  MRM


 QTY                                  DESCRIPTION   UNIT PRICE  TOTAL
          Contractor shall install the plant electrical system as
          specified by the Synthetech Electrical Bid Specifications
          dated 1/30/97, Bid Meeting Minutes issued 1/31/97 and Specification and Clarification Memorandum issued 2/7/97.
          LUMP SUM BID PER OLLSON INDUSTRIAL ELECTRIC 2/11/97$333,040 Addendum 2/20/97: 600 Amp Service-- Two 3" rigid conduit w/
          four 350 MCM cable & one #1 wire per conduit to existing service.
                                                                $2,824

                                                  SUBTOTAL    $335,864

                                                 SALES TAX

                                     SHIPPING AND HANDLING

                                                     OTHER

                                                     TOTAL    $335,864
1.  Please send two copies of your invoice.
2.  Reference the P.O. number on the invoice.

                                             \s\ Mitchell R. McVay
                                        X
                                             Authorized by
                                             Date:  2/20/97